Exhibit 99.2

Third Quarter Fiscal 2010
Supplemental Operating and Financial Data
for the Quarter Ended January 31, 2010

CONTACT: Lindsey Knoop Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

January 31, 2010

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Economic Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of January 31, 2010	24

Growth and Strategy
Fiscal 2010 Acquisition Summary	25

Definitions	26

Company Background and Highlights
Third Quarter Fiscal 2010

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the third quarter of fiscal year 2010, IRET acquired two limited liability companies that own and operate a portfolio of five assisted living facilities in three communities in Wyoming. The five facilities, located in Casper (two facilities), Cheyenne (two facilities) and Laramie (one facility), Wyoming, have a total of approximately 320 units or approximately 370-380 beds. IRET acquired 100% of the member interests in the owner and operator of these five facilities for a total purchase price of approximately $45 million. The Wyoming assisted living portfolio consists of the Meadow Wind and Park Place assisted living facilities in Casper, Wyoming; the Aspen Wind and Sierra Hills assisted living facilities in Cheyenne, Wyoming; and the Spring Wind assisted living facility in Laramie, Wyoming.  The acquisition price for the portfolio was funded with cash in the amount of approximately $8.87 million, and with the proceeds of a $36.5 million loan from First International Bank and Trust, Watford City, North Dakota. During the third quarter of fiscal year 2010, the Company also acquired an approximately 6.8 acre parcel of vacant land located in Fargo, North Dakota for a purchase price of approximately $395,000. The Company has agreed to construct a new facility on this property to be leased to a single tenant, with a target lease commencement date in July 2010. The Company estimates that its cost to construct the facility will be approximately $4.2 million, including the cost of the land, plus imputed construction interest. The Company had no development projects placed in service or material dispositions during the third quarter of fiscal year 2010. IRET had no development projects placed in service or material dispositions during the third quarter of fiscal year 2010.

IRET continues to pursue its announced goal of transferring the management of the majority of its commercial and multi-family residential properties from third-party property management companies to its own employees. As of January 31, 2010, the Company has under internal management a total of 119 properties in its commercial industrial, medical, office and retail segments, totaling approximately 7.4 million square feet. Approximately 55.6% of the properties in the Company’s commercial industrial segment, 77.9% of the properties in its medical segment, 47.2% of the properties in its office segment, and 92.3% of the properties in its retail segment, were internally managed by Company employees as of January 31, 2010.  IRET continues to evaluate its portfolio of commercial properties to determine additional suitable candidates for internal management, and to establish appropriate timelines to accomplish the transfers.

The transition to internal management in the Company’s multi-family residential segment is still in the early stages. As of January 31, 2010, approximately 4.2% of the properties in the Company’s multi-family residential segment were internally managed by Company employees, or approximately 367 units in six buildings. During the third quarter of fiscal year 2010, the Company added 21 new employees (19 full-time and 2 part-time), 15 of which, including a Vice President of Residential Property Management, were hired to work in multi-family residential property management. Subsequent to the end of the third quarter, in February 2010, the Company opened two regional property management offices in Rochester, Minnesota and St. Cloud, Minnesota, to manage its multi-family residential properties in those communities.  These additions to staff, and associated investments in equipment, accounting and other support systems, represent a significant expense to the Company, which is reflected in an increase in property management expense of approximately $568,000 for the nine months ended January 31, 2010, primarily in the multi-family residential segment.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. IRET has no obligation to sell any common shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program. IRET sold no common shares under this program during the second and third quarters of fiscal year 2010. During the first quarter of fiscal year 2010, IRET sold 116,869 common shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $1.1 million.

IRET's third quarter fiscal year 2010 results reflect the continuing challenges the real estate industry faced during the three months ended January 31, 2010, and worsening conditions in IRET's multi-family residential segment in particular.  During this quarter, factors adversely affecting demand for IRET’s commercial and multi-family properties continued to be pervasive across the United States and in IRET’s markets, with commercial tenants continuing to focus on reducing costs through space reductions and lower rents. Additionally, continued job losses pressured occupancy and revenue in the Company’s multi-family residential segment. We expect current credit market conditions and the continued high level of unemployment to maintain or increase credit stresses on Company tenants, and continue to expect this tenant stress to lead to increases in past due accounts and vacancies.

In the third quarter of fiscal year 2010, IRET paid its 155th consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1715 per share/unit distribution was paid January 15, 2010.

As of January 31, 2010, IRET owns a diversified portfolio of 250 properties consisting of 77 multi-family residential properties, 67 office properties, 54 medical properties (including senior housing), 19 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 39 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of January 31, 2010)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential; Commercial Office, Medical, Industrial, Retail
Total Properties	250
Total Square Feet
(commercial properties)	12.0 million
Total Units
(multi-family residential properties)	9,669
Common Shares Outstanding (thousands)	73,966
Limited Partnership Units Outstanding (thousands)	20,853
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	7.9%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Karin M. Wentz	Senior Vice President, Chief Compliance Officer, Associate General Counsel & Secretary

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Knoop Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	3rd Quarter Fiscal Year 2010	2nd Quarter Fiscal Year 2010	1st Quarter Fiscal Year 2010	4th Quarter Fiscal Year 2009	3rd Quarter Fiscal Year 2009
High Closing Price	$9.40	$9.75	$9.47	$10.43	$10.71
Low Closing Price	$8.25	$8.19	$8.30	$8.60	$7.43
Average Closing Price	$8.82	$9.06	$8.73	$9.58	$9.71
Closing Price at end of quarter	$8.73	$8.37	$9.31	$9.25	$9.95
Common Share Distributions—annualized	$0.686	$0.684	$0.682	$0.680	$0.678
Closing Dividend Yield - annualized	7.9%	8.2%	7.3%	7.4%	6.8%
Closing common shares outstanding (thousands)	73,966	73,502	63,788	60,304	59,127
Closing limited partnership units outstanding (thousands)	20,853	20,962	20,837	20,838	21,184
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$827,770	$790,664	$787,859	$750,564	$799,094

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2009 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Third Quarter Fiscal 2010 Acquisitions

Casper 1930 E. 12th St. (Park Place), Casper, WY	Laramie 1072 N. 22nd St. (Spring Wind), Laramie, WY

Casper 3955 E. 12th St. (Meadow Wind), Casper, WY	Cheyenne 4010 N. College Dr. (Aspen Wind), Cheyenne, WY

Investment Cost by Segment – Third Quarter Fiscal 2010

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
6.6%
Commercial Industrial
6.3%
Multi-Family
Residential
30.7%
Commercial Medical
24.0%
Commercial Office
32.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	01/31/2010	10/31/2009	07/31/2009	04/30/2009	01/31/2009
ASSETS
Real estate investments
Property owned	$1,793,995	$1,749,489	$1,737,466	$1,729,585	$1,719,690
Less accumulated depreciation	(298,523)	(286,555)	(274,497)	(262,871)	(251,493)
	1,495,472	1,462,934	1,462,969	1,466,714	1,468,197
Development in progress	1,164	0	0	0	0
Unimproved land	5,987	5,966	5,713	5,701	5,695
Mortgage loans receivable, net of allowance	159	159	160	160	161
Total real estate investments	1,502,782	1,469,059	1,468,842	1,472,575	1,474,053
Other assets
Cash and cash equivalents	47,790	102,732	43,935	33,244	31,022
Restricted cash	36,500	0	0	0	0
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	17,102	16,588	16,201	16,012	15,558
Accounts receivable, net of allowance	5,259	4,830	4,148	2,738	3,678
Real estate deposits	978	635	460	88	242
Prepaid and other assets	1,903	2,750	2,900	1,051	1,514
Intangible assets, net of accumulated amortization	52,797	48,118	49,820	52,173	55,663
Tax, insurance, and other escrow	10,044	6,661	7,984	7,261	8,271
Property and equipment, net of accumulated depreciation	1,332	1,450	1,293	1,015	1,436
Goodwill	1,392	1,392	1,392	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization	17,637	17,273	16,958	17,122	16,039
TOTAL ASSETS	$1,695,936	$1,671,908	$1,614,353	$1,605,091	$1,609,288

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$36,453	$29,760	$32,508	$32,773	$32,275
Revolving lines of credit	6,579	6,594	13,000	5,500	8,500
Mortgages payable	1,091,945	1,060,131	1,055,705	1,070,158	1,068,127
Other	1,368	1,421	1,455	1,516	1,636
TOTAL LIABILITIES	1,136,345	1,097,906	1,102,668	1,109,947	1,110,538

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,765	1,943	1,908	1,737	1,939
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	569,439	566,395	490,441	461,648	451,296
Accumulated distributions in excess of net income	(189,340)	(176,580)	(165,349)	(155,956)	(147,573)
Total Investors Real Estate Trust shareholders’ equity	407,416	417,132	352,409	333,009	331,040
Noncontrolling interests – Operating Partnership	139,448	143,260	145,120	148,199	153,566
Noncontrolling interests – consolidated real estate entities	10,962	11,667	12,248	12,199	12,205
Total equity	557,826	572,059	509,777	493,407	496,811
TOTAL LIABILITIES AND EQUITY	$1,695,936	$1,671,908	$1,614,353	$1,605,091	$1,609,288

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	01/31/2010	01/31/2009	01/31/2010	10/31/2009	07/31/2009	04/30/2009	01/31/2009
Real estate revenue	$180,547	$179,353	$60,130	$59,596	$60,821	$60,652	$60,934
Real estate expenses	74,910	73,656	26,009	24,485	24,416	24,495	25,899
Gain on involuntary conversion	1,660	0	1,660	0	0	0	0
Net operating income	107,297	105,697	35,781	35,111	36,405	36,157	35,035
Interest	(52,048)	(51,307)	(17,447)	(17,200)	(17,401)	(17,436)	(17,341)
Depreciation/amortization	(44,702)	(42,276)	(15,078)	(14,981)	(14,643)	(14,438)	(14,550)
Administrative expenses, advisory and trustee services	(4,775)	(3,906)	(1,790)	(1,498)	(1,487)	(976)	(1,336)
Other expenses	(1,468)	(1,157)	(536)	(498)	(434)	(283)	(313)
Impairment of real estate investment	(1,678)	0	(818)	(860)	0	(338)	0
Other income	507	688	252	126	129	234	152
Gain on sale of other investments	0	54	0	0	0	0	0
Net income	$3,133	$7,793	$364	$200	$2,569	$2,920	$1,647

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(381)	(1,631)	39	59	(479)	(596)	(284)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	2	97	49	26	(73)	(57)	15
Net income attributable to Investors Real Estate Trust	2,754	6,259	452	285	2,017	2,267	1,378
Dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$975	$4,480	$(141)	$(308)	$1,424	$1,674	$785

Per Share Data
Net income per common share – basic & diluted	$.02	$.08	$.00	$.00	$.02	$.03	$.02

Percentage of Revenues
Real estate expenses	41.5%	41.1%	43.3%	41.1%	40.1%	40.4%	42.5%
Interest	28.8%	28.6%	29.0%	28.9%	28.6%	28.7%	28.5%
Depreciation/amortization	24.8%	23.6%	25.1%	25.1%	24.1%	23.8%	23.9%
General and administrative	2.6%	2.2%	3.0%	2.5%	2.4%	1.6%	2.2%
Net income	1.7%	4.3%	0.6%	0.3%	4.2%	4.8%	2.7%

Ratios
EBITDA(1)/Interest expense	1.92	x	1.96	x	1.88	x	1.88	x	1.98	x	1.99	x	1.93	x
EBITDA/Interest expense plus preferred distributions	1.85	x	1.90	x	1.82	x	1.82	x	1.92	x	1.92	x	1.86	x

(1)	See Definitions on page 26. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	01/31/2010	01/31/2009	01/31/2010	10/31/2009	07/31/2009	04/30/2009	01/31/2009
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$2,754	$6,259	$452	$285	$2,017	$2,267	$1,378
Less dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	975	4,480	(141)	(308)	1,424	1,674	785
Adjustments:
Noncontrolling interests – Operating Partnership	381	1,631	(39)	(59)	479	596	284
Depreciation and amortization	44,390	41,935	14,865	14,926	14,599	14,360	14,454
Gain on depreciable property sales	0	(54)	0	0	0	0	0
Funds from operations applicable to common shares and Units	$45,746	$47,992	$14,685	$14,559	$16,502	$16,630	$15,523

FFO per share and unit - basic and diluted	$0.52	$0.60	$0.16	$0.16	$0.20	$0.21	$0.19
Weighted average shares and units	88,284	79,642	94,516	87,162	83,223	80,361	80,038

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Nine Months Ended		Three Months Ended
	01/31/2010	01/31/2009	01/31/2010	10/31/2009	07/31/2009	04/30/2009	01/31/2009
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$2,754	$6,259	$452	$285	$2,017	$2,267	$1,378
Adjustments:
Noncontrolling interests – Operating Partnership	381	1,631	(39)	(59)	479	596	284
Income before noncontrolling interests – Operating Partnership	3,135	7,890	413	226	2,496	2,863	1,662
Add:
Interest	52,048	51,307	17,447	17,200	17,401	17,436	17,341
Depreciation/amortization related to real estate investments	42,986	40,821	14,486	14,432	14,068	13,825	14,023
Amortization related to non-real estate investments	1,716	1,455	592	549	575	613	527
Amortization related to real estate revenues(2)	92	(136)	28	30	34	3	(27)
Less:
Interest income	(268)	(556)	(140)	(62)	(66)	(51)	(123)
Gain on sale of real estate, land and other investments	0	(54)	0	0	0	0	0
EBITDA	$99,709	$100,727	$32,826	$32,375	$34,508	$34,689	$33,403

(1)	See Definitions on page 26.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2010	$35,895	$0	$35,895	7.66%	3.3%
2011	79,798	3,403	83,201	7.51%	7.6%
2012	92,452	0	92,452	7.01%	8.5%
2013	22,892	0	22,892	5.75%	2.1%
2014	47,685	962	48,647	6.17%	4.5%
2015	81,343	0	81,343	5.73%	7.4%
2016	99,949	247	100,196	5.27%	9.2%
2017	187,915	0	187,915	6.37%	17.2%
2018	88,884	0	88,884	5.80%	8.1%
2019	66,800	659	67,459	6.45%	6.2%
Thereafter	282,651	410	283,061	5.87%	25.9%
Total maturities	$1,086,264	$5,681	$1,091,945	6.21%	100.0%

(1)	Weighted average interest rate of debt that matures in fiscal year.

	01/31/2010	10/31/2009	07/31/2009	04/30/2009	01/31/2009
Balances Outstanding
Mortgage
Fixed rate	$1,086,264	$1,054,363	$1,046,530	$1,060,581	$1,053,527
Variable rate	5,681	5,768	9,175	9,577	14,600
Mortgage total	1,091,945	1,060,131	1,055,705	1,070,158	1,068,127

Weighted Average Interest Rates
Secured	6.21%	6.27%	6.31%	6.30%	6.34%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JANUARY 31, 2010

Property	Maturity Date	Fiscal 2010	Fiscal 2011		Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Multi-Family Residential
Dakota Hill at Valley Ranch - Irving, TX(2)	2/1/2010	$22,396		$0	$0	$0	$0	$22,396
Southbrook & Mariposa - Topeka, KS(3)	2/1/2010	3,125		0	0	0	0	3,125
Kirkwood Manor - Bismarck, ND(2)	5/1/2010	0		1,880	0	0	0	1,880
The Meadows I - Jamestown, ND	8/1/2010	0		895	0	0	0	895
The Meadows II - Jamestown, ND	8/1/2010	0		895	0	0	0	895
17 South Main Apartments - Minot, ND	11/1/2010	0		194	0	0	0	194
401 South Main Apartments - Minot, ND	11/1/2010	0		681	0	0	0	681
Minot 4th Street Apartments - Minot, ND	11/1/2010	0		97	0	0	0	97
Minot 11th Street Apartments - Minot, ND	11/1/2010	0		97	0	0	0	97
Minot Fairmont Apartments - Minot, ND	11/1/2010	0		389	0	0	0	389
Minot Westridge Apartments - Minot, ND	11/1/2010	0		1,944	0	0	0	1,944
Olympic Village - Billings, MT	11/1/2010	0		7,564	0	0	0	7,564
Southview Apartments - Minot, ND	11/1/2010	0		720	0	0	0	720
Valley Park Manor - Grand Forks, ND	11/1/2010	0		2,684	0	0	0	2,684
Valley Park Manor - Grand Forks, ND	11/1/2010	0		815	0	0	0	815
Ridge Oaks Apartments - Sioux City, IA	2/1/2011	0		2,585	0	0	0	2,585
Sunset Trail I - Rochester, MN	3/1/2011	0		3,888	0	0	0	3,888
Sunset Trail II - Rochester, MN	3/1/2011	0		3,770	0	0	0	3,770
Oakwood - Sioux Falls, SD	6/1/2011	0		0	3,428	0	0	3,428
Oxbow - Sioux Falls, SD	6/1/2011	0		0	3,735	0	0	3,735
Chateau Apartments - Minot, ND	7/1/2011	0		0	1,776	0	0	1,776
Oakmont Apartments - Sioux Falls, SD	9/1/2011	0		0	3,691	0	0	3,691
Canyon Lake Apartments - Rapid City, SD	10/1/2011	0		0	2,663	0	0	2,663
The Meadows III - Jamestown, ND	11/1/2011	0		0	979	0	0	979
Monticello Apartments - Monticello, MN	3/1/2013	0		0	0	3,101	0	3,101
Summary of Debt due after Fiscal 2013		0		0	0	0	252,963	252,963
Sub-Total Multi-Family Residential		$25,521		$29,098	$16,272	$3,101	$252,963	$326,955

Commercial Office
Northgate II - Maple Grove, MN(2)	2/1/2010	$1,280	$		$0	$0	$0	$1,280
Southeast Tech Center - Eagan, MN(2)	2/1/2010	3,463			0	0	0	3,463
Brenwood - Minnetonka, MN	10/1/2010	0		7,469	0	0	0	7,469
Nicollet VII - Burnsville, MN	12/1/2010	0		4,000	0	0	0	4,000
Dewey Hill Business Center - Edina, MN	1/1/2011	0		2,604	0	0	0	2,604
Plymouth IV - Plymouth, MN	1/1/2011	0		3,194	0	0	0	3,194
Plymouth V - Plymouth, MN	1/1/2011	0		4,596	0	0	0	4,596
Whitewater Plaza - Minnetonka, MN	3/1/2011	0		2,651	0	0	0	2,651
Whitewater Plaza - Minnetonka, MN	3/1/2011	0		1,374	0	0	0	1,374
2030 Cliff Road - Eagan, MN	4/1/2011	0		475	0	0	0	475
Cold Spring Center - St. Cloud, MN	4/1/2011	0		4,080	0	0	0	4,080
Pillsbury Business Center - Edina, MN	4/1/2011	0		921	0	0	0	921
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0		0	14,394	0	0	14,394
Wells Fargo Center - St Cloud, MN	7/1/2011	0		0	6,693	0	0	6,693
Interlachen Corporate Center - Eagan, MN	10/11/2011	0		0	9,666	0	0	9,666
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0		0	4,203	0	0	4,203
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0		0	4,085	0	0	4,085
Summary of Debt due after Fiscal 2013		0		0	0	0	281,946	281,946
Sub-Total Commercial Office		$4,743		$31,364	$39,041	$0	$281,946	$357,094

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JANUARY 31, 2010 (continued)

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011	$0	$21,721	$0	$0	$0	$21,721
Edina 6525 France SMC II - Edina, MN	6/1/2011	0	0	9,739	0	0	9,739
Edina 6405 France Medical - Edina, MN	1/1/2012	0	0	9,172	0	0	9,172
Edina 6363 France Medical - Edina, MN	4/1/2012	0	0	8,019	0	0	8,019
Fox River Cottages - Grand Chute, WI	5/1/2012	0	0	0	2,277	0	2,277
Summary of Debt due after Fiscal 2013		0	0	0	0	235,929	235,929
Sub-Total Commercial Medical		$0	$21,721	$26,930	$2,277	$235,929	$286,857

Commercial Industrial
Lexington Commerce Center - Eagan, MN(2)	2/1/2010	$2,786	$0	$0	$0	$0	$2,786
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	0	0	3,722	0	0	3,722
Stone Container - Roseville, MN	2/1/2012	0	0	4,018	0	0	4,018
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	0	0	2,469	0	0	2,469
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	0	7,609	0	7,609
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	0	4,009	0	4,009
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	0	5,896	0	5,896
Summary of Debt due after Fiscal 2013		0	0	0	0	34,789	34,789
Sub-Total Commercial Industrial		$2,786	$0	$10,209	$17,514	$34,789	$65,298

Commercial Retail
Grand Forks MedPark Mall - Grand Forks, ND(4)	3/1/2010	$2,845	$0	$0	$0	$0	$2,845
Minot Plaza - Minot, ND	8/1/2010	0	618	0	0	0	618
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	0	400	0	0	0	400
Summary of Debt due after Fiscal 2013		0		0	0	51,878	51,878
Sub-Total Commercial Retail		$2,845	$1,018	$0	$0	$51,878	$55,741

Total		$35,895	$83,201	$92,452	$22,892	$857,505	$1,091,945

(1)	Totals are principal balances as of January 31, 2010.
(2)	Refinanced on February 1, 2010.
(3)	Loan balance paid off on 2/1/2010; currently under application to refinance.
(4)	Loan balance paid off on 3/1/2010; currently in discussion with lenders for refinance.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	01/31/2010		10/31/2009		07/31/2009		04/30/2009		01/31/2009
Equity Capitalization
Common shares outstanding	73,966		73,502		63,788		60,304		59,127
Operating partnership (OP) units outstanding	20,853		20,962		20,837		20,838		21,184
Total common shares and OP units outstanding	94,819		94,464		84,625		81,142		80,311
Market price per common share (closing price at end of period)	$8.73		$8.37		$9.31		$9.25		$9.95
Equity capitalization-common shares and OP units	$827,770		$790,664		$787,859		$750,564		$799,094
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$855,087		$817,981		$815,176		$777,881		$826,411

Debt Capitalization
Total mortgage debt	$1,091,945		$1,060,131		$1,055,705		$1,070,158		$1,068,127
Total capitalization	$1,947,032		$1,878,112		$1,870,881		$1,848,039		$1,894,538

Total debt to total capitalization	0.56:1		0.56:1		0.56:1		0.58:1		0.56:1

Earnings to fixed charges(1)	1.03	x	1.02	x	1.11	x	1.16	x	1.08	x
Earnings to combined fixed charges and preferred distributions(1)	0.99	x	0.98	x	1.08	x	1.13	x	1.05	x
Debt service coverage ratio(1)	1.36	x	1.36	x	1.39	x	1.42	x	1.39	x

Distribution Data
Common shares and units outstanding at record date	94,497		84,818		84,280		80,323		80,018
Total common distribution paid	$16,205		$14,504		$14,370		$13,656		$13,562
Common distribution per share and unit	$.1715		$.1710		$.1705		$0.1700		$0.1695
Payout ratio (FFO per share and unit basis)(1)	107.2%		106.9%		85.3%		81.0%		89.2%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended January 31,			Nine Months Ended January 31,
Segment	2010	2009	% Change	2010	2009	% Change
Multi-Family Residential	$8,809	$9,752	(9.7%)	$27,863	$29,623	(5.9%)
Commercial Office	11,059	11,183	(1.1%)	34,165	34,023	0.4%
Commercial Medical	9,158	8,736	4.8%	27,927	26,796	4.2%
Commercial Industrial	1,981	2,530	(21.7%)	6,291	7,066	(11.0%)
Commercial Retail	1,952	2,347	(16.8%)	6,510	7,042	(7.6%)
	$32,959	$34,548	(4.6%)	$102,756	$104,550	(1.7%)

(1)	For Three and Nine Months Ended January 31, 2010, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and nine months ended January 31, 2010, 88.8% and 89.5%, respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 87,810. Occupancy % for the three and nine months ended January 31, 2010, 23.5% and 16.7%, respectively.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY and Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY.
Total square footage, 294,238. Occupancy % for the three and nine months ended January 31, 2010, 93.9% and 91.3%, respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and nine months ended January 31, 2010, 100% and 100.0%, respectively.

For Three and Nine Months ended January 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN and 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 409. Occupancy % for the three and nine months ended January 31, 2009, 86.7% and 88.5%, respectively.

Commercial Office -
401 South Main, Minot, ND; Bismarck 715 E Broadway, Bismarck, ND and IRET Corporate Plaza, Minot, ND.
Total square footage, 76,835. Occupancy % for the three and nine months ended January 31, 2009, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and nine months ended January 31, 2009, 73.3% and 70.9%, respectively.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN. Total square footage, 69,984. Occupancy % for the three and nine months ended January 31, 2010, 100% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,207	$20,221	$12,686	$2,992	$3,314	$0	$57,420
Non-Stabilized	853	82	1,537	238	0	0	2,710
Total	19,060	20,303	14,223	3,230	3,314	0	60,130

Real estate expenses
Stabilized(1)	9,398	9,162	3,528	1,011	1,362	0	24,461
Non-Stabilized	462	71	953	62	0	0	1,548
Total	9,860	9,233	4,481	1,073	1,362	0	26,009

Gain on involuntary conversion
Non-Stabilized	1,660	0	0	0	0	0	1,660
Total	1,660	0	0	0	0	0	1,660

Stabilized(1)	8,809	11,059	9,158	1,981	1,952	0	32,959
Non-Stabilized	2,051	11	584	176	0	0	2,822
Net operating income	$10,860	$11,070	$9,742	$2,157	$1,952	$0	$35,781

Reconciliation of NOI to net income (loss) available to common shareholders
Interest expense	$(5,061)	$(5,737)	$(4,327)	$(1,021)	$(856)	$(445)	$(17,447)
Depreciation/amortization	(3,947)	(4,258)	(3,125)	(827)	(957)	(1,964)	(15,078)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,790)	(1,790)
Other expenses	0	0	0	0	0	(536)	(536)
Impairment of real estate investments	0		0	0	(818)	0	(818)
Other income	0	0	0	0	0	252	252
Net income (loss)	1,852	1,075	2,290	309	(679)	(4,483)	364
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	39	39
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	49	49
Net income (loss) attributable to Investors Real Estate Trust	1,852	1,075	2,290	309	(679)	(4,395)	452
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,852	$1,075	$2,290	$309	$(679)	$(4,988)	$(141)

(1)	For Three and Nine Months Ended January 31, 2010, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and nine months ended January 31, 2010, 88.8% and 89.5%, respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 87,810. Occupancy % for the three and nine months ended January 31, 2010, 23.5% and 16.7%, respectively.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY and Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY.
Total square footage, 294,238. Occupancy % for the three and nine months ended January 31, 2010, 93.9% and 91.3%, respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and nine months ended January 31, 2010, 100% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,788	$20,725	$12,916	$3,411	$3,972	$0	$59,812
Non-Stabilized	606	68	430	18	0	0	1,122
Total	19,394	20,793	13,346	3,429	3,972	0	60,934

Real estate expenses
Stabilized(1)	9,036	9,542	4,180	881	1,625	0	25,264
Non-Stabilized	370	6	255	4	0	0	635
Total	9,406	9,548	4,435	885	1,625	0	25,899

Net Operating Income (NOI)
Stabilized(1)	9,752	11,183	8,736	2,530	2,347	0	34,548
Non-Stabilized	236	62	175	14	0	0	487
Net operating income	$9,988	$11,245	$8,911	$2,544	$2,347	$0	$35,035

Reconciliation of NOI to net income (loss) available to common shareholders
Interest (expense) income	$(4,982)	$(5,956)	$(4,247)	$(951)	$(984)	$(221)	$(17,341)
Depreciation/amortization	(3,561)	(5,218)	(3,251)	(1,239)	(685)	(596)	(14,550)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,336)	(1,336)
Other expenses	0	0	0	0	0	(313)	(313)
Other income	0	0	0	0	0	152	152
Net income (loss)	1,445	71	1,413	354	678	(2,314)	1,647
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(284)	(284)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	15	15
Net income (loss) attributable to Investors Real Estate Trust	1,445	$71	$1,413	$354	$678	$(2,583)	$1,378
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,445	$71	$1,413	$354	$678	$(3,176)	$785

(1)	For Three and Nine Months ended January 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN and 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 409. Occupancy % for the three and nine months ended January 31, 2009, 86.7% and 88.5%, respectively.

Commercial Office -
401 South Main, Minot, ND; Bismarck 715 E Broadway, Bismarck, ND and IRET Corporate Plaza, Minot, ND.
Total square footage, 76,835. Occupancy % for the three and nine months ended January 31, 2009, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and nine months ended January 31, 2009, 73.3% and 70.9%, respectively.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN. Total square footage, 69,984. Occupancy % for the three and nine months ended January 31, 2010, 100% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$54,887	$61,776	$38,760	$9,355	$10,060	$0	$174,838
Non-Stabilized	2,512	176	2,412	609	0	0	5,709
Total	57,399	61,952	41,172	9,964	10,060	0	180,547

Real estate expenses
Stabilized(1)	27,024	27,611	10,833	3,064	3,550	0	72,082
Non-Stabilized	1,209	155	1,302	162	0	0	2,828
Total	28,233	27,766	12,135	3,226	3,550	0	74,910

Gain on involuntary conversion
Non-Stabilized	1,660	0	0	0	0	0	1,660
Total	1,660	0	0	0	0	0	1,660

Net Operating Income (NOI)
Stabilized(1)	27,863	34,165	27,927	6,291	6,510	0	102,756
Non-Stabilized	2,963	21	1,110	447	0	0	4,541
Net operating income	$30,826	$34,186	$29,037	$6,738	$6,510	$0	$107,297

Reconciliation of NOI to net income (loss) available to common shareholders
Interest expense	$(14,972)	$(17,343)	$(12,516)	$(2,960)	$(2,666)	$(1,591)	$(52,048)
Depreciation/amortization	(11,403)	(15,488)	(10,613)	(2,710)	(2,368)	(2,120)	(44,702)
Administrative, advisory and trustee fees	0	0	0	0	0	(4,775)	(4,775)
Other expenses	0	0	0	0	0	(1,468)	(1,468)
Impairment of real estate investments	0		0	0	(1,678)	0	(1,678)
Other income	0	0	0	0	0	507	507
Net income (loss)	4,451	1,355	5,908	1,068	(202)	(9,447)	3,133
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(381)	(381)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	2	2
Net income (loss) attributable to Investors Real Estate Trust	4,451	1,355	5,908	1,068	(202)	(9,826)	2,754
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,451	$1,355	$5,908	$1,068	$(202)	$(11,605)	$975

(1)	For Three and Nine Months Ended January 31, 2010, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and nine months ended January 31, 2010, 88.8% and 89.5%, respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 87,810. Occupancy % for the three and nine months ended January 31, 2010, 23.5% and 16.7%, respectively.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY and Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY.
Total square footage, 294,238. Occupancy % for the three and nine months ended January 31, 2010, 93.9% and 91.3%, respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and nine months ended January 31, 2010, 100% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$55,785	$62,188	$38,532	$9,482	$10,963	$0	$176,950
Non-Stabilized	1,612	133	640	18	0	0	2,403
Total	57,397	62,321	39,172	9,500	10,963	0	179,353

Real estate expenses
Stabilized(1)	26,162	28,165	11,736	2,416	3,921	0	72,400
Non-Stabilized	898	29	325	4	0	0	1,256
Total	27,060	28,194	12,061	2,420	3,921	0	73,656

Net Operating Income (NOI)
Stabilized(1)	29,623	34,023	26,796	7,066	7,042	0	104,550
Non-Stabilized	714	104	315	14	0	0	1,147
Net operating income	$30,337	$34,127	$27,111	$7,080	$7,042	$0	$105,697

Reconciliation of NOI to net income (loss) available to common shareholders
Interest (expense) income	$(14,749)	$(17,803)	$(12,717)	$(2,841)	$(2,986)	$(211)	$(51,307)
Depreciation/amortization	(10,532)	(15,469)	(9,538)	(2,972)	(2,105)	(1,660)	(42,276)
Administrative, advisory and trustee fees	0	0	0	0	0	(3,906)	(3,906)
Other expenses	0	0	0	0	0	(1,157)	(1,157)
Other income	0	0	0	0	0	688	688
Gain on sale of other investments	0	0	0	0	0	54	54
Net income (loss)	5,056	855	4,856	1,267	1,951	(6,192)	7,793
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,631)	(1,631)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	97	97
Net income (loss) attributable to Investors Real Estate Trust	5,056	855	4,856	1,267	1,951	(7,726)	6,259
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,056	$855	$4,856	$1,267	$1,951	$(9,505)	$4,480

(1)	For Three and Nine Months ended January 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN and 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 409. Occupancy % for the three and nine months ended January 31, 2009, 86.7% and 88.5%, respectively.

Commercial Office -
401 South Main, Minot, ND; Bismarck 715 E Broadway, Bismarck, ND and IRET Corporate Plaza, Minot, ND.
Total square footage, 76,835. Occupancy % for the three and nine months ended January 31, 2009, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and nine months ended January 31, 2009, 73.3% and 70.9%, respectively.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN. Total square footage, 69,984. Occupancy % for the three and nine months ended January 31, 2010, 100% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
3rd Quarter Fiscal 2010 vs. 3rd Quarter Fiscal 2009

Segments	Stabilized Properties		All Properties
	3rd Quarter	3rd Quarter	3rd Quarter	3rd Quarter
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	90.4%	94.4%	90.4%	94.2%
Commercial Office	86.9%	88.8%	86.0%	88.8%
Commercial Medical	94.4%	95.7%	94.3%	95.0%
Commercial Industrial	85.3%	99.1%	86.1%	99.1%
Commercial Retail	83.8%	87.4%	83.8%	87.4%

Stabilized Economic Occupancy Levels by Segment
100.00%
95.00%
90.00%
85.00%
80.00%
75.00%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
3rd Quarter Fiscal 2010
3rd Quarter Fiscal 2009

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and nine months ended January 31, 2010

	Three Months Ended January 31, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	47,097	161,169	208,266	19,690	188,576
Commercial Medical	0	9,335	9,335	18,142	(8,807)
Commercial Industrial	5,000	46,294	51,294	5,000	46,294
Commercial Retail	4,922	67,381	72,303	61,153	11,150
Total All Segments	57,019	284,179	341,198	103,985	237,213

Weighted Average Rental Rates(3)
Commercial Office	$11.57	$15.91	$14.93	$10.76	$4.17	38.8%
Commercial Medical	0.00	19.36	19.36	19.00	0.36	1.9%
Commercial Industrial	10.80	7.21	7.56	16.50	(8.94)	(54.2%)
Commercial Retail	9.47	5.64	5.90	3.57	2.33	65.3%
Total All Segments	$11.32	$12.17	$12.03	$8.24	$3.79	46.0%

	Nine Months Ended January 31, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	64,637	490,719	555,356	341,598	213,758
Commercial Medical	15,030	54,594	69,624	49,227	20,3.97
Commercial Industrial	5,000	139,195	144,195	271,062	(126,867)
Commercial Retail	75,669	199,419	275,088	159,955	115,133
Total All Segments	160,336	883,927	1,044,263	821,842	222,421

Weighted Average Rental Rates
Commercial Office	$10.38	$12.98	$12.68	$12.04	$0.64	5.3%
Commercial Medical	19.34	21.18	20.78	20.19	0.59	2.9%
Commercial Industrial	10.80	4.54	4.76	3.42	1.34	39.2%
Commercial Retail	12.72	6.41	8.15	6.09	2.06	33.8%
Total All Segments	$12.34	$10.67	$10.93	$8.53	$2.40	28.1%

	Three Months Ended January 31, 2010			Nine Months Ended January 31, 2010
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	5.9	3.4	4.3	4.5	3.4	3.6
Commercial Medical	0.0	2.0	2.0	5.7	4.5	4.7
Commercial Industrial	0.2	3.0	2.1	0.2	4.4	3.6
Commercial Retail	2.6	3.0	2.9	3.1	3.0	3.0
Total All Segments	4.4	3.1	3.5	4.0	3.5	3.6

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and nine months ended January 31, 2010

	3rd Quarter Fiscal 2010 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$93,950	$1,421,323	$1,515,273	$292,011	$2,203,547	$2,495,558
Commercial Medical	0	0	0	98,164	1,070,171	1,168,335
Commercial Industrial	0	89,985	89,985	0	161,385	161,385
Commercial Retail	10,540	3,418	13,958	359,528	15,102	374,630
Subtotal	$104,490	$1,514,726	$1,619,216	$749,703	$3,450,205	$4,199,908

Tenant Improvements per square foot
Commercial Office	$1.99	$8.82	$7.28	$4.52	$4.49	$4.49
Commercial Medical	0.00	0.00	0.00	6.53	19.60	16.78
Commercial Industrial	0.00	1.94	1.75	0.00	1.16	1.12
Commercial Retail	2.14	0.05	0.19	4.75	0.08	1.36
All Segments	$1.83	$5.33	$4.75	$4.68	$3.90	$4.02

Leasing Costs
Commercial Office	$292,988	$1,942,270	$2,235,258	$336,947	$2,758,488	$3,095,435
Commercial Medical	0	18,930	18,930	58,971	283,151	342,122
Commercial Industrial	2,250	115,752	118,002	2,250	197,541	199,791
Commercial Retail	0	6,399	6,399	209,515	101,972	311,487
Subtotal	$295,238	$2,083,351	$2,378,589	$607,683	$3,341,152	$3,948,835

Leasing Costs per square foot
Commercial Office	$6.22	$12.05	$10.73	$5.21	$5.62	$5.57
Commercial Medical	0.00	2.03	2.03	3.92	5.19	4.91
Commercial Industrial	0.45	2.50	2.30	0.45	1.42	1.39
Commercial Retail	0.00	0.09	0.09	2.77	0.51	1.13
All Segments	$5.18	$7.33	$6.97	$3.79	$3.78	$3.78

Tenant Improvements and Leasing Costs
Commercial Office	$386,938	3,363,593	3,750,531	$628,958	$4,962,035	$5,590,993
Commercial Medical	0	18,930	18,930	157,135	1,353,322	1,510,457
Commercial Industrial	2,250	205,737	207,987	2,250	358,926	361,176
Commercial Retail	10,540	9,817	20,357	569,043	117,074	686,117
Total	$399,728	$3,598,077	$3,997,805	$1,357,386	$6,791,357	$8,148,743

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$8.22	$20.87	$18.01	$9.73	$10.11	$10.07
Commercial Medical	0.00	2.03	2.03	10.45	24.79	21.69
Commercial Industrial	0.45	4.44	4.05	0.45	2.58	2.50
Commercial Retail	2.14	0.15	0.28	7.52	0.59	2.49
All Segments	$7.01	$12.66	$11.72	$8.47	$7.68	$7.80

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	01/31/2010	10/31/2009	07/31/2009	04/30/2009	01/31/2009
Number of Units	9,669	9,669	9,645	9,645	9,645
Average Investment Per Unit
Stabilized	$55,739	$55,479	$55,179	$54,960	$54,790
Non-Stabilized	79,217	77,214	81,566	82,555	62,537
	$56,790	$56,452	$56,298	$56,130	$55,082

Average Scheduled Rent per Unit
Stabilized	$716	$713	$711	$711	$708
Non-Stabilized	721	723	714	712	631
	$717	$714	$711	$711	$705

Total Receipts per Unit
Stabilized	$657	$664	$660	$671	$678
Non-Stabilized	657	654	659	603	558
	$657	$664	$660	$668	$674
Occupancy %
Stabilized	90.4%	91.7%	91.1%	93.1%	94.4%
Non-Stabilized	88.8%	88.7%	91.2%	83.4%	86.8%
	90.4%	91.5%	91.1%	92.7%	94.2%

Operating Expenses as a % of Scheduled Rent
Stabilized	47.4%	44.7%	44.6%	43.8%	46.1%
Non-Stabilized	49.4%	32.3%	50.6%	55.1%	54.1%
Total	47.4%	44.1%	44.9%	44.3%	46.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of January 31, 2010

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	229	9.8%	909,591	8.7%
St. Lukes Hospital of Duluth, Inc.	6	66	3.5%	198,775	1.9%
Fairview Health	8	52	2.4%	179,831	1.7%
Applied Underwriters	3	85	2.2%	141,724	1.4%
Best Buy Co., Inc. (NYSE: BBY)	2	10	1.9%	224,650	2.1%
HealthEast Care System	1	109	1.7%	114,316	1.1%
UGS Corp.	1	19	1.6%	122,567	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)	2	41	1.5%	424,147	4.1%
Microsoft (NASDAQ: MSFT)	1	43	1.4%	122,040	1.2%
Nebraska Orthopedic Hospital	1	230	1.3%	61,758	0.6%
Total/Weighted Average		106	27.3%	2,499,399	24.1%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of January 31, 2010

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2010	14	88,431	2.1%	$981,503	$11.10	1.8%
2011	72	676,250	16.3%	8,714,632	12.89	16.2%
2012	57	742,720	17.9%	9,842,773	13.25	18.4%
2013	39	526,276	12.7%	6,607,758	12.56	12.3%
2014	36	541,534	13.0%	7,058,508	13.03	13.2%
2015 and thereafter	72	1,575,075	38.0%	20,410,760	12.96	38.1%
	290	4,150,286	100.0%	$53,615,934	$12.92	100.0%

Commercial Medical
2010	5	16,493	0.8%	$350,782	$21.27	0.9%
2011	16	66,150	3.0%	1,189,722	17.99	3.0%
2012	30	102,335	4.6%	2,093,556	20.46	5.3%
2013	20	78,943	3.6%	1,468,133	18.60	3.7%
2014	24	146,515	6.6%	3,029,121	20.67	7.6%
2015 and thereafter	96	1,798,828	81.4%	31,463,942	17.49	79.5%
	191	2,209,264	100.0%	$39,595,256	$17.92	100.0%

Commercial Industrial
2010	1	23,782	1.0%	$141,406	$5.95	1.5%
2011	14	1,059,253	42.0%	3,573,305	3.37	36.5%
2012	5	383,210	15.2%	1,214,545	3.17	12.4%
2013	3	214,335	8.5%	1,106,269	5.16	11.3%
2014	5	169,396	6.7%	786,164	4.46	8.0%
2015 and thereafter	9	671,224	26.6%	2,968,514	4.42	3.03%
	37	2,521,200	100.0%	$9,790,203	$3.88	100.0%

Commercial Retail
2010	12	24,655	2.2%	$273,503	$11.09	2.9%
2011	55	222,252	19.7%	2,120,134	9.54	22.6%
2012	33	282,655	25.1%	1,528,588	5.41	16.3%
2013	18	74,457	6.6%	520,362	6.99	5.5%
2014	19	64,677	5.7%	720,926	11.15	7.7%
2015 and thereafter	38	459,074	40.7%	4,219,193	9.19	45.0%
	175	1,127,770	100.0%	$9,382,706	$8.32	100.0%

Commercial Total
2010	32	153,361	1.6%	$1,747,194	$11.39	1.6%
2011	157	2,023,905	20.2%	15,597,793	7.71	13.9%
2012	125	1,510,920	15.1%	14,679,462	9.72	13.1%
2013	80	894,011	8.9%	9,702,522	10.85	8.6%
2014	84	922,122	9.2%	11,594,719	12.57	10.3%
2015 and thereafter	215	4,504,201	45.0%	59,062,409	13.11	52.5%
	693	10,008,520	100.0%	$112,384,099	$11.23	100.0%

* Annualized Rent is monthly scheduled rent as of January 31, 2010 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2010 ACQUISITION SUMMARY
as of January 31, 2010
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	January 31, 2010 Leased Percentage	Acquisition Cost

Clive 2075 NW 94th Street	Clive, IA	Commercial Industrial	August 5, 2009	42,510	100%	100%	$3,350
Minot 2505 16th Street SW	Minot, ND	Commercial Office	October 1, 2009	15,000	93.8%	93.8%	2,400
Fargo 1320 4th Street N	Fargo, ND	Unimproved Land	November 13, 2009	NA	NA	NA	395
Casper 1930 E 12th Street (Park Place)	Casper, WY	Commercial Medical	December 30, 2009	65,160	94.6%	94.6%	7,339
Casper 3955 E 12th Street (Meadow Wind)	Casper, WY	Commercial Medical	December 30, 2009	35,629	100.0%	100.0%	7,339
Cheyenne 4010 N College Drive (Aspen Wind)	Cheyenne, WY	Commercial Medical	December 30, 2009	47,509	94.5%	94.5%	12,457
Cheyenne 4060 N College Drive (Sierra Hills)	Cheyenne, WY	Commercial Medical	December 30, 2009	54,072	75.6%	75.6%	9,560
Laramie 1072 N 22nd Street (Spring Wind)	Laramie, WY	Commercial Medical	December 30, 2009	35,629	100.0%	100.0%	8,305
			Total Square Feet	295,509			$51,145
			Total Units	0

Definitions
January 31, 2010

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.